                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                         Commonwealth Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                   (CII LOGO)

                                    Commonwealth Industries, Inc.

March 22, 2002

Dear Fellow Stockholder:

You are cordially invited to the annual meeting of stockholders of Commonwealth Industries, Inc. to be held at Kentucky International Convention Center, Room 101, 221 Fourth Street, Louisville, Kentucky, on Friday, April 26, 2002 commencing at 10:00 a.m. Eastern Time. The Board of Directors and management look forward to greeting those of you who are able to attend in person.

At the meeting, you will be asked to elect three directors to serve until the annual meeting of stockholders in 2005. You will also be asked to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for 2002. Information concerning those matters, as well as other important information, is contained in the accompanying proxy statement, which you are urged to read carefully. In addition to voting, there will also be a report on major developments in 2001 and answers to your questions.

Whether or not you plan to attend in person and regardless of the number of shares you own, it is important that your shares be represented and voted at the annual meeting. Stockholders who do not attend the meeting have a choice of voting over the Internet, by telephone, or by using a proxy card. Please refer to your proxy card or the information forwarded to you by your bank, broker, or other holder of record to see which options are available to you. Your vote is important and you are requested to vote your shares at your earliest convenience. Your shares will then be represented at the annual meeting and the Company will be able to avoid the expense of further solicitation.

On behalf of the Board of Directors, thank you for your cooperation and continued support.

Sincerely,

/s/ Mark V. Kaminski
Mark V. Kaminski
President and Chief Executive Officer

                                   (CII LOGO)

                                    Commonwealth Industries, Inc.

                         COMMONWEALTH INDUSTRIES, INC.
                            PNC Plaza -- 19th Floor
                           500 West Jefferson Street
                        Louisville, Kentucky 40202-2823

                 NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

The 2002 annual meeting of stockholders of Commonwealth Industries, Inc. (the "Company") will be held at Kentucky International Convention Center, Room 101, 221 Fourth Street, Louisville, Kentucky, at 10:00 a.m. Eastern Time on Friday, April 26, 2002 to consider and take action with respect to the following matters:

       1.     The election of three directors, each for a term of three years;

       2. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for 2002; and

       3. Such other business as may properly be brought before the meeting or any adjournment thereof;

all as set forth in the proxy statement accompanying this notice.

The close of business on March 1, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. This proxy statement is being mailed to those stockholders on or about March 22, 2002.

Stockholders who do not expect to attend the meeting are requested to vote their shares by Internet, by telephone, or by proxy card.

By order of the Board of Directors,

/s/ Donald L. Marsh, Jr.

Donald L. Marsh Jr.
Executive Vice President,
Chief Financial Officer and Secretary

March 22, 2002
Louisville, Kentucky

                         COMMONWEALTH INDUSTRIES, INC.

                                PROXY STATEMENT

This proxy statement is furnished to you in connection with the solicitation of proxies by the Board of Directors of Commonwealth Industries, Inc., a Delaware corporation (the "Company"), to be used at the 2002 annual meeting of stockholders to be held in Louisville, Kentucky, at 10:00 a.m. Eastern Time on Friday, April 26, 2002.

Who can vote at the meeting?

Stockholders who were owners of record of common stock of the Company at the close of business on March 1, 2002 are entitled to receive notice of and may attend and vote at the meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held at the meeting or any postponement or adjournment of the meeting. Each share is entitled to one vote.

When is this proxy statement first being sent to stockholders?

This proxy statement is first being mailed to stockholders on or about March 22, 2002.

What is in this proxy statement?

You are being asked to elect members of the Board of Directors and ratify the selection of independent auditors for 2002. This proxy statement gives you information on the proposals, as well as other information, so you can make an informed decision.

How do I vote?

Your vote is important. Because many stockholders cannot attend the meeting in person, it is necessary that stockholders be represented by proxy. Most stockholders have a choice of voting over the Internet, through a toll-free number, or completing a proxy card and mailing it in the postage-paid envelope provided. Please refer to your proxy card or the information forwarded by your bank, broker, or other holder of record to see which options are available.

You may vote by Internet or telephone.
If you are a registered stockholder, you may vote via telephone or Internet by following the instructions included on your proxy card. If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Holding shares in "street name" means you hold shares through a brokerage firm, bank or other nominee, therefore, the shares are not held in your individual name. The deadline for voting by telephone or electronically is 11:59 p.m. Eastern Time on April 25, 2002.

The Internet and telephone voting procedures are designed to authenticate each stockholder by use of a control number and to allow you to confirm that your instructions have been properly recorded.

You may vote by mail.
You may vote via mail by completing and properly signing your proxy card and mailing it in the enclosed postage-paid envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you have instructed. If you do not mark your voting instructions on the proxy card, your shares will be voted: (1) for the named nominees for directors, and (2) for ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for 2002.

You may vote in person at the meeting.
Written ballots will be available to any stockholder who wants to vote in person at the meeting. However, if you hold your shares in "street name," you must request a proxy from your stockbroker in order to vote at the meeting.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent or with stockbrokers.

How do I vote if I participate in one of the employee savings or 401(k) plans?

The plans' independent trustee will vote your Company employee savings plan shares according to your voting instructions. The trustee will vote plan shares not voted by proxy as the Board of Directors recommends.

Can I change my vote?

Yes. You may revoke your proxy and change your vote at any time before the meeting by: (1) mailing a revised proxy card dated later than the prior proxy card (including an Internet or telephone vote) and returning it before the polls close at the meeting, or (2) voting in person at the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted as the Board of Directors recommends. If any other matters are properly presented for consideration at the annual meeting, including consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. On the date this proxy statement went to press, the Company did not anticipate that any other matters would be raised at the meeting.

What constitutes a quorum for the meeting?

A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the meeting. You are part of the quorum if you have voted by proxy. As of the record date for the meeting, there were 15,984,490 shares of common stock of the Company outstanding and entitled to vote.

What vote is required to approve each item?

Election of Directors.
Director candidates who receive the highest number of votes cast will be elected. This number is called a plurality. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be counted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Ratification of Independent Auditors.
Ratification of the selection of independent auditors for 2002 requires a majority of the votes cast.

How are the votes counted?

Voting results are tabulated and certified by National City Bank. In addition, the Company's Inspectors of Election will tabulate the votes cast at the meeting, together with the votes cast by proxy.

Who pays for the solicitation of proxies?

The Company is paying for the preparation, distribution and solicitation of proxies. The Company expects fees and expenses for this process to be approximately $25,000. The Company is not using an outside proxy solicitation firm this year, but employees of the Company or its subsidiaries may solicit proxies through mail, telephone, or other means. Employees do not receive additional compensation for soliciting proxies. As part of this process, the Company reimburses brokers, nominees, fiduciaries, and other custodians reasonable fees and expenses in forwarding proxy materials to stockholders.

                               BOARD OF DIRECTORS

The Board of Directors, in accordance with the provisions of the Company's Restated Articles of Incorporation and By-laws, is comprised of seven directors. The Board is divided into three classes, and the members of each class hold office for a term of three years. The term of one class expires each year. Regular meetings of the Board are held regularly and special meetings are held when necessary. The organizational meeting follows immediately after the annual meeting of stockholders.

The Board of Directors has responsibility for establishing broad corporate policies and for the overall strategic direction of the Company, although it is not involved in day-to-day operations. Members of the Board are kept informed of the Company's business through various reports and documents, as well as by operating and financial reports made at Board and committee meetings by the Chief Executive Officer and other officers.

                         ITEM 1: ELECTION OF DIRECTORS

At the meeting, three directors are to be elected. The terms of C. Frederick Fetterolf and Mark V. Kaminski expire at the meeting. Nominees for election this year are Mr. Fetterolf, Mr. Kaminski and Steven J. Demetriou. Each nominee has consented to serve, if elected, to a three-year term that will expire in 2005. If a director should unexpectedly become unable or unwilling to serve, the proxy holders may vote for such other person as the Nominating Committee may recommend in his place. However, in lieu of designating a substitute, the Board may amend the By-laws to reduce the number of directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES.

THE NOMINEES

         (PHOTO MARK V.      Mark V. Kaminski                  Expiration of term, if elected, 2005. Mr. Kaminski
          KAMINSKI)                                            joined the Company in 1987 as Marketing Manager. In
                             President and Chief               1989 he was promoted to Vice President Operations,
                             Executive Officer                 and in 1991 he became President and Chief Executive
                                                               Officer. Mr. Kaminski is a director of Secat, Inc.
                             Director since 1991
                             Age: 46

-------------------------------------------------------------------------------------------------------------------
    (PHOTO C. FREDERICK      C. Frederick Fetterolf            Expiration of term, if elected, 2005. Mr. Fetterolf
     FETTEROLF)                                                was President and Chief Operating Officer of
                             Formerly President and Chief      Aluminum Company of America (Alcoa) from 1985 to
                             Operating Officer of              1991, and served as President of Alcoa from 1983 to
                             Aluminum Company of America       1985. He is a director of Allegheny Technologies,
                             (Alcoa)                           Inc., Dentsply International and Teledyne
                                                               Technologies.
                             Director since 1997
                             Age: 73

-------------------------------------------------------------------------------------------------------------------
       (PHOTO STEVEN J.      Steven J. Demetriou               Expiration of term, if elected, 2005. Mr. Demetriou
        DEMETRIOU)                                             has been President, Chief Executive Officer and a
                             President and Chief               director of Noveon, Inc. since 2001. He served as
                             Executive Officer of Noveon,      Executive Vice President of IMC Global Inc. and
                             Inc.                              President of IMC Crop Nutrients from 1999 to 2001.
                                                               Mr. Demetriou served in a number of leadership
                             Age: 43                           positions with Cytec Industries Inc. from 1997 to
                                                               1999. From 1981 to 1997, Mr. Demetriou held various
                                                               positions with Exxon Corporation.

-------------------------------------------------------------------------------------------------------------------

CONTINUING DIRECTORS

         (PAUL E. LEGO)      Paul E. Lego                      Expiration of term 2004. From 1990 until his
                                                               retirement in 1993, Mr. Lego was Chairman of the
                             Chairman of the Board             Board of Directors and Chief Executive Officer of
                                                               Westinghouse Electric Corporation. He is a director
                             Formerly Chairman of the          of United States Steel Corporation, Lincoln Electric
                             Board and Chief Executive         Holdings, Inc. and Orlimar Golf Company. Mr. Lego is
                             Officer, Westinghouse             an emeritus trustee of the University of Pittsburgh
                             Electric Corporation              and a member of the Business Council.
                             Director since 1995
                             Age: 71

-------------------------------------------------------------------------------------------------------------------
    (PHOTO CATHERINE G.      Catherine G. Burke                Expiration of term 2003. Dr. Burke has been a member
     BURKE)                                                    of the faculty of the School of Policy, Planning and
                             Associate Professor,              Development at the University of Southern California
                             School of Policy,                 since 1973. She has been a panelist and consultant
                             Planning and Development,         to the Office of Technology Assessment of the U.S.
                             University of Southern            Congress and a member of the Los Angeles County
                             California                        Economy and Efficiency Commission. Dr. Burke has
                                                               provided management consultation to public and
                             Director since 1995               private sector organizations in the United States,
                                                               Canada, Australia, England and Denmark.
                             Age: 62

-------------------------------------------------------------------------------------------------------------------
        (PHOTO LARRY E.      Larry E. Kittelberger             Expiration of term 2003. Mr. Kittelberger has been
         KITTELBERGER)                                         Senior Vice President, Administration and Chief
                             Senior Vice President,            Information Officer of Honeywell International, Inc.
                             Administration and Chief          since 2001. He served as Senior Vice President and
                             Information Officer of            Chief Information Officer of Lucent Technologies
                             Honeywell International,          Inc. from 1999 to 2001 and for Allied Signal, Inc.
                             Inc.                              from 1995 to 1999. From 1970 to 1995 Mr.
                                                               Kittelberger held a number of positions with
                             Director since 2000               Tenneco, Inc. He is a director of Arbitronic and
                                                               serves on the Advisory Boards of AT&T Corp. and
                             Age: 52                           International Business Machines Corporation. Mr.
                                                               Kittelberger also serves on the CIO Advisory Board
                                                               of the State of New Jersey and the Advisory Board
                                                               for the School of Information Sciences and
                                                               Technology at Pennsylvania State University.

-------------------------------------------------------------------------------------------------------------------
  (PHOTO JOHN E. MEROW)      John E. Merow                     Expiration of term 2004. Mr. Merow was a partner in
                                                               the law firm of Sullivan & Cromwell from 1965
                             Formerly Chairman and Senior      through 1996, and Chairman and Senior Partner during
                             Partner, Sullivan & Cromwell      the period 1987-1994. Mr. Merow is a director of
                                                               each of the investment companies (23) in the
                             Director since 1995               Seligman Group of Investment Companies. He is also a
                                                               director and treasurer of the Foreign Policy
                             Age: 72                           Association, an executive committee member and
                                                               secretary of the United States Council for
                                                               International Business, a trustee of New
                                                               York-Presbyterian Hospital and vice chairman of New
                                                               York-Presbyterian Healthcare System, Inc.

-------------------------------------------------------------------------------------------------------------------

COMMITTEES AND MEETINGS OF THE BOARD

The Board of Directors met 11 times in 2001. Attendance by directors at Board and committee meetings averaged over 95%. All directors attended at least 89% of the meetings. The Board of Directors has the following standing committees:
Audit Committee, Management Development and Compensation Committee and Nominating Committee. The table below describes the Board's standing committees:

                                                                                                         MEETINGS
    COMMITTEE NAME              MEMBERS                        FUNCTIONS OF THE COMMITTEE                IN 2001
-----------------------------------------------------------------------------------------------------------------
  AUDIT COMMITTEE       C. FREDERICK FETTEROLF,   -  Recommends the engagement of independent auditors      8
                        CHAIRMAN                  -  Reviews with the independent auditors the plans
                                                     for and results of the audit engagement
                        CATHERINE G. BURKE        -  Approves professional services rendered by the
                                                     independent auditors
                        LARRY E. KITTELBERGER     -  Reviews the independence of the independent
                                                     auditors
                        PAUL E. LEGO              -  Reviews the adequacy of the internal controls of
                                                     the Company and its subsidiaries, including systems
                                                     for monitoring risk, financial control and
                                                     compliance with law
                                                  -  Monitors potential conflicts of interest of
                                                     directors and management
                                                  -  Oversees the process of disclosure and
                                                     communications
                                                  -  Performs such other duties as may be assigned from
                                                     time to time by the Board
-----------------------------------------------------------------------------------------------------------------
  MANAGEMENT            CATHERINE G. BURKE,       -  Provides oversight of management development and       7
  DEVELOPMENT AND       CHAIRMAN                     compensation and of human resources policies of
  COMPENSATION                                       the Company
  COMMITTEE             C. FREDERICK FETTEROLF    -  Reviews and determines or recommends to the Board
                                                     the compensation and other benefits of executive
                        LARRY E. KITTELBERGER        officers
                                                  -  Determines or administers the Company's stock
                        PAUL E. LEGO                 incentive plans
                                                  -  Performs such other duties as may be assigned from
                                                     time to time by the Board
-----------------------------------------------------------------------------------------------------------------
  NOMINATING COMMITTEE  JOHN E. MEROW,            -  Recommends to the Board or stockholders candidates     3
                        CHAIRMAN                     for election as directors
                                                  -  Recommends to the Board candidates for appointment
                        CATHERINE G. BURKE           as members of Board committees
                                                  -  Recommends to the Board the compensation of
                        C. FREDERICK FETTEROLF       directors
                                                  -  Monitors the governance practices of the Company
                        LARRY E. KITTELBERGER        and makes recommendations to the Board for changes
                                                     when appropriate
                        PAUL E. LEGO              -  Considers nominees for director recommended by
                                                     stockholders if submitted in compliance with the
                                                     Company's By-laws
                                                  -  Performs such other duties as may be assigned from
                                                     time to time by the Board
-----------------------------------------------------------------------------------------------------------------

COMPENSATION AND OTHER TRANSACTIONS WITH DIRECTORS

The Company does not pay directors who are also officers of the Company additional compensation for their service as directors. Directors who are not employees of the Company are paid the following:

-  An annual retainer of $10,000 ($30,000 for the Chairman of the Board);

- An attendance fee of $1,000 for each day on which a meeting of the Board or of a Board committee occurs;

- An attendance fee of $250 for each quarterly meeting of the Audit Committee held prior to an earnings release; and

-  Expenses incurred when attending Board and committee meetings.

Under the 1997 Stock Incentive Plan, as amended, non-employee directors are entitled to an annual automatic grant of:

- A non-qualified ten-year option to purchase 10,000 shares of Company common stock on the date the director becomes a non-employee director and on each succeeding January 1 (exercisable commencing one year from the date issued); and

- Common stock having a fair market value of $15,000 on the date of grant (the date the director becomes a non-employee director and on each succeeding January 1).

The option price has been fixed as the "Fair Market Value" of the common stock as of the date of grant, which is defined as the mean between the highest and lowest reported sales price of the common stock on the date issued.

The annual automatic option issued to non-employee directors for 2001 of 10,000 shares of common stock was made on January 1, 2001 at an exercise price of $4.219 per share. Each director received a common stock grant of 3,555 shares as of January 1, 2001. Further, the annual automatic option issued to non-employee directors for 2002 of 10,000 shares of common stock was made on January 1, 2002 at an exercise price of $4.851 per share. And further, each director received a common stock grant of 3,092 shares as of January 1, 2002.

                         AUDIT COMMITTEE ANNUAL REPORT

During 2001, the Audit Committee of the Board of Directors developed an updated charter approved by the entire Board of Directors on February 26, 2001. The updated charter reflects standards set forth in Securities and Exchange Commission ("SEC") regulations and Nasdaq rules. In February 2002, the Committee re-examined and again approved the adequacy of the charter, a copy of which was an attachment to last year's proxy statement.

The Audit Committee consists of four directors. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent" and "financially literate," as required by applicable listing standards of the Nasdaq. In 2001, the Audit Committee met eight times. The purpose of the Audit Committee is to assist the Board:

- In its oversight of the Company's accounting and financial reporting principles and policies and internal controls and procedures;

- In its oversight of the Company's financial statements and the independent audit thereof;

- In selecting or proposing for stockholder approval, evaluating and, where deemed appropriate, replacing the independent auditors;

-  In evaluating the independence of the auditors; and

- In its oversight of compliance and conflict of interest policies and procedures.

The Audit Committee charter provides that management is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and for reporting thereon.

In performing its oversight role, the Audit Committee has reviewed, considered and discussed the audited financial statements prior to issuance with both management and the Company's independent auditors. The Audit Committee regularly met privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Committee. Management advised the Audit Committee in each case that all financial statements were prepared in accordance with generally accepted accounting principles and reviewed significant issues with the Audit Committee. As part of these reviews, the Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect (as amended by Statement on Auditing Standards No. 90) (Codification of Statements on Auditing Standards, AU Section 380).

The Audit Committee has received written disclosures and the letter from the independent auditors, PricewaterhouseCoopers LLP, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to consulting services. Additionally, the Audit Committee has discussed with PricewaterhouseCoopers LLP the issue of its independence from the Company. The Committee has also considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditors' independence (independent auditors did not provide information technology consulting services related to financial information systems design or implementation). For 2002, the Committee recommended to the Board the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company.

In addition, the Audit Committee reviewed major initiatives and programs aimed at strengthening the effectiveness of the Company's internal control structure. As part of the process, the Audit Committee continued to monitor the scope and adequacy of the Company's internal auditing program, reviewing steps taken to implement recommended improvements in internal procedures and controls.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and PricewaterhouseCoopers LLP. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are in fact "independent."

Taking all of these reviews and discussions into account, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for fiscal year ended December 31, 2001 for filing with the SEC.

AUDIT COMMITTEE

C. Frederick Fetterolf, Chairman
Catherine G. Burke
Larry E. Kittelberger
Paul E. Lego

                            AUDIT AND NON-AUDIT FEES

AUDIT FEES

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and for the reviews of the financial statement included in the Company's quarterly reports on Form 10-Q for that fiscal year were $245,113, of which an aggregate amount of $214,612 was billed through December 31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by PricewaterhouseCoopers LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

ALL OTHER FEES

The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than services described under the above "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the fiscal year ended December 31, 2001 were $78,087, which relate primarily to audits of employee benefits plans and consultation regarding tax matters.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

OWNERSHIP BY OTHERS

The following table sets forth information with respect to each person believed by the Company to be the beneficial owner of more than 5% of the Company's common stock on the dates noted.

                   NAME AND ADDRESS                              NUMBER OF                   PERCENT OF
                 OF BENEFICIAL OWNER                            SHARES OWNED                  CLASS(F)
-------------------------------------------------------------------------------------------------------------
  John R. Simplot                                                2,152,000(a)                   13.5%
  Self-Declaration of Revocable Trust
  999 Main Street
  Boise, Idaho 83702
-------------------------------------------------------------------------------------------------------------
  Dimensional Fund Advisors                                      1,466,100(b)                    9.2%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
-------------------------------------------------------------------------------------------------------------
  Heartland Advisors, Inc.                                       1,457,700(c)                    9.1%
  789 North Water Street
  Milwaukee, Wisconsin 53202
-------------------------------------------------------------------------------------------------------------
  Franklin Resources, Inc.                                       1,258,000(d)                    7.9%
  777 Mariners Island Boulevard
  San Mateo, California 94404
-------------------------------------------------------------------------------------------------------------
  Donald Smith & Co., Inc.                                         824,000(e)                    5.2%
  East 80 Route 4 Suite 360
  Paramus, New Jersey 07652
-------------------------------------------------------------------------------------------------------------

(a) Based solely on a Schedule 13D/A dated November 21, 2000, filed with the SEC by John R. Simplot, as Trustee, J.R. Simplot Self-Declaration of Revocable Trust. Simplot reported sole power to vote and dispose of all of the above-noted shares of common stock.

(b) Based solely on a Schedule 13G dated January 30, 2002, filed with the SEC by Dimensional Fund Advisors, Inc. Dimensional reported sole power to vote and dispose of all of the above-noted shares of common stock.

(c) Based solely on a Schedule 13G dated January 8, 2002, filed with the SEC by Heartland Advisors, Inc. The Schedule 13G reports that Heartland Advisors, Inc. has (1) sole power to dispose of all of the 1,457,700 shares; and (2) sole power to vote 413,900 shares.

(d) Based solely on a Schedule 13G dated February 1, 2002, filed with the SEC by Franklin Resources, Inc., Franklin Advisory Services, LLC, Charles B. Johnson and Rupert H. Johnson, Jr. The Schedule 13G reports that: (1) the shares are beneficially owned by investment companies or other managed accounts which are advised by investment advisory subsidiaries of Franklin Resources, Inc.; (2) advisory contracts grant to such advisory subsidiaries all voting and investment power over the shares; (3) Charles B. Johnson and Rupert H. Johnson, Jr. are principal stockholders of Franklin Resources, Inc.; and (4) Franklin Advisory Services, LLC has sole power to vote and dispose of all of the above noted shares.

(e) Based solely on a Schedule 13G dated January 17, 2002, filed with the SEC. Donald Smith & Co., Inc. reported sole power to vote and dispose of all of the above-named shares of common stock.

(f)  Calculations based on outstanding shares as of March 1, 2002.

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of December 31, 2001, the number of shares of common stock of the Company beneficially owned by each director, each executive officer named in the Summary Compensation Table appearing on page 19, and all directors and executive officers as a group, and the percentage of the common stock such ownership represented on that date.

Each person has sole investment and voting power with respect to the shares set forth below unless otherwise noted.

                                                                COMMON STOCK
                                                COMMON      BENEFICIAL OWNER HAS
                                                STOCK       THE RIGHT TO ACQUIRE
                                             BENEFICIALLY     NOT INCLUDED IN                 PERCENT
         NAME OF BENEFICIAL OWNER             OWNED (1)     PREVIOUS COLUMN (2)     TOTAL    OF CLASS
------------------------------------------------------------------------------------------------------
  Catherine G. Burke                            12,722             21,500           34,222        *
------------------------------------------------------------------------------------------------------
  C. Frederick Fetterolf                        10,722             19,500           30,222        *
------------------------------------------------------------------------------------------------------
  Mark V. Kaminski                             151,160            240,000          391,160      2.4%
------------------------------------------------------------------------------------------------------
  Larry E. Kittelberger                          5,571             15,000           20,571        *
------------------------------------------------------------------------------------------------------
  Paul E. Lego                                   8,722             27,500           36,222        *
------------------------------------------------------------------------------------------------------
  John E. Merow                                 24,722             21,500           46,222        *
------------------------------------------------------------------------------------------------------
  Donald L. Marsh Jr.                           46,405             65,000          111,405        *
------------------------------------------------------------------------------------------------------
  John J. Wasz                                  23,548             23,000           46,584        *
------------------------------------------------------------------------------------------------------
  William R. Witherspoon                         1,875             10,000           11,875        *
------------------------------------------------------------------------------------------------------
  Gregory P. Givan                               1,958             15,000           16,958        *
------------------------------------------------------------------------------------------------------
  All directors and executive officers as a
    group (15 persons)                         302,333            473,500          775,833     4.85%
------------------------------------------------------------------------------------------------------
  * Less than 1.00%
------------------------------------------------------------------------------------------------------

(1) Includes shares held in the Company's 401(k) Plan for the accounts of individuals as follows: Mr. Kaminski - 5,630 shares; Mr. Marsh - 4,383 shares; Mr. Wasz - 15,913 shares; Mr. Witherspoon - 1,875 shares; Mr. Givan - 1,958 shares; and executive officers as a group (9 persons) - 44,580 shares. Also includes restricted stock units held in Company stock accounts under the Company's Deferred Compensation Plan for the accounts of individuals as follows:
Mr. Kaminski - 52,386 shares; Mr. Marsh - 15,763 shares; and Mr. Wasz - 135 shares. Also includes shares held in the Company's Dividend Reinvestment Plan by Mr. Marsh - 13,759 shares.

(2) Shares of common stock that the individual had the right to acquire within 60 days of March 1, 2002 through the exercise of options.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and persons who beneficially own more than 10% of its common stock ("reporting persons") file reports of ownership and changes in ownership with the SEC and furnish a copy thereof to the Company. Based solely upon a review of the copies of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all of the reporting persons complied with all filing requirements applicable to them with respect to 2001.

PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on the Company's common stock with that of Standard & Poor's Small Cap 600 and a peer group index. The graph assumes that the value of the investment in the Company's common stock and each index was $100 at December 31, 1996, and that all dividends (where applicable) were reinvested.

                              (PERFORMANCE GRAPH)

                                               BASE                   YEARS ENDING
                                              PERIOD   ------------------------------------------
COMPANY NAME/INDEX                            DEC 96   DEC 97   DEC 98   DEC 99   DEC 00   DEC 01
------------------                            ------   ------   ------   ------   ------   ------
Commonwealth Industries, Inc.                  100      95.33    62.81    88.69    31.63    34.27
S&P Smallcap 600 Index                         100     125.58   123.95   139.32   155.76   165.94
Peer Group                                     100      86.83    55.47    73.80    40.97    42.16

The peer group selected by the Company consists of Birmingham Steel Corporation, IMCO Recycling, Inc., Kaiser Aluminum Corporation, Quanex Corporation, Steel Dynamics, Inc. and Steel Technologies, Inc. The self-determined peer group is the same peer group as noted in the 2001 proxy statement.

                             EXECUTIVE COMPENSATION

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT

The Management Development and Compensation Committee of the Board of Directors (the "Committee") consists entirely of "non-employee directors" under Rule 16b-3 of the Securities Act of 1934 and "outside directors" under Section 162(m) of the Internal Revenue Code. The Committee approves the policies and practices under which compensation is paid or awarded to the Company's executive officers. The Committee from time to time considers the advice of independent outside consultants in determining the appropriateness of the level and composition of compensation.

Compensation Philosophy. The Committee believes that compensation opportunities must compare favorably with those found in the larger society if the Company is to attract and retain executives with the capability to meet corporate business objectives. The Company rewards differentially based upon the complexity, scope and impact of the work required in a role and the work performance of the role incumbent. Individual recognition and rewards are linked to corporate objectives. The Committee believes that executive officers should have a significant portion of their compensation "at risk" and tied to the long-term performance of the Company's stock.

Compensation Program. The Company's compensation program for executive officers consists of four key elements:

-  Base salary;
-  Annual incentive compensation;
-  Long-term incentive compensation; and
-  Stock ownership.

The Committee believes that this best serves the interests of stockholders by ensuring that executive officers are compensated in a way that aligns their interests with those of stockholders. Thus, compensation for the Company's executive officers places a significant proportion of total remuneration "at risk." Stock options are a significant portion of the executive officers' long-term compensation, with a value directly related to the stock price appreciation realized by the Company's stockholders. The Committee encourages long-term ownership of the Company's common stock by its executive officers.

The Committee's judgments concerning executive compensation payments and awards during 2001 were based upon the Committee's assessment of the Company's executive officers, the continuing demand for superior executive talent, the Company's overall performance, and the Company's future objectives and challenges.

Base Salary. The purpose of the base salary is to provide compensation that is competitive with that offered by other companies with which the Company competes for executive services. Base salaries of the Company's executive officers, other than Chief Executive Officer ("CEO"), and the Executive Vice President and Chief Financial Officer ("CFO"), including any annual or other adjustments, are determined and approved by the CEO, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position, the contribution and experience of the officer, and the length of the officer's service. For the CFO, the CEO reviews annually his base salary and makes a recommendation to the Committee for approval of the base salary. The Committee establishes the base salary of the CEO.

Annual Incentive Compensation. The purpose of the annual incentive program is to align officer pay with short-term (annual) performance of the Company. In 2001, the annual incentive compensation plan gave the CEO the opportunity to earn up to 150% of his base salary and the Executive Vice President the opportunity to earn an annual payment of up to 100% of his base salary. The potential for the incentive award for the year was based first on achieving a specified level of return on capital employed and then upon a subjective judgment of individual performance. The Committee assesses the work performance of the CEO based on his level of achievement of pre-determined annual priority tasks. The incentive award for the Executive Vice President is recommended to the Committee based on the achievement of specific work priorities as judged by the CEO and approved by the Committee. The annual incentive compensation plan gave each Vice President the opportunity to earn an annual incentive award of 67.5% of his or her base salary. Actual awards for the Vice Presidents are determined by the CEO with notice to and consultation with the Committee.

However, since the Company did not achieve the specified rate of return on capital employed, the Committee did not award any incentive compensation for the CEO. Although no incentive compensation was awarded, the Committee assessed the work performance of the CEO based on his level of achievement of pre-determined annual priority tasks. Concurrently, the CEO, after notifying and consulting with the Committee, determined that no incentive compensation be awarded for the Executive Vice President or the Vice Presidents in 2001.

Long-Term Incentive Compensation and Stock Ownership. The purpose of the long-term incentive program is to align the long-term interests of executive officers with those of the stockholders. Generally, the Committee makes grants of stock options to executive officers once a year. These options have an exercise price equal to the fair market value of the share on the day of the option grant. These options generally vest within three years and expire ten years from the date of the grant.

In 1999, the Committee took further measures to increase the extent of executive stock ownership and the degree of risk and reward in the compensation program for selected corporate officers. This was done through adoption by stockholders of an Amendment to the Stock Incentive Plan in 1999 and the implementation of the 1999 Executive Stock Purchase Incentive Program (the "Program") described on page 21. For 2001, no annual performance award was earned under the Program by any executive officer because the performance target based on the Company's return on capital employed was not achieved. In 2000, a portion of the Service Award was paid to participating executive officers.

During 2001, the Committee reviewed the effectiveness of the Program and determined that the Program no longer supported or furthered its intended goals. On December 10, 2001, the Committee exercised its right and terminated the Program. The Board approved acceleration of the remaining loan balances of each of the participating executive officers. The Committee also recommended to the Board and the Board approved forfeiture of the shares of stock pledged under the Program in partial repayment of the loans and the payment of a termination payment (with an amount to cover the tax obligation incurred) to each of the participating executive officers to repay the remaining loan balance.

Chief Executive Officer Compensation. Compensation for the CEO, Mr. Kaminski, reflects the same elements and the same factors as those described above. In 2001, the Committee set Mr. Kaminski's base salary at $675,000. Seventy percent of Mr. Kaminski's annual incentive compensation for 2001 was based on achieving the planned financial performance of the Company. Since the Company failed to achieve the planned financial performance, no incentive compensation was awarded for 2001. The Committee does note the following indicators used to review the overall performance of Mr. Kaminski: (1) achievement of positive financial improvements to create a financial trajectory that exceeds the cost of capital in 36 months, including implementation of both revenue growth and cost containment opportunities; (2) improvement of financial performance through the design and implementation of corporate-wide systems; (3) optimization of existing assets so non-performing assets are either improved or divested and deploy existing cash flow and cash from liquidated assets into assets with a higher return; (4) lead the consolidation and rationalization strategy in the markets in which the Company competes to create the greatest stockholder value (acquire, merge, divest); and (5) development of a top-line growth strategy through both organic and acquisition growth and development of a template for screening strategic investment options. While several of these priority tasks were achieved, the overall financial performance of the Company was such that no annual incentive compensation was awarded to Mr. Kaminski.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code limits the tax deduction for individual compensation paid to the CEO and the four other most highly paid executives to $1,000,000 paid as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

The Committee believes that it is generally in the Company's best interest to attempt to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies the statute's requirements. However, the Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet Section 162(m) standards when necessary to enable the Company to meet its overall objectives, even if the Company may not be able to deduct a portion of the compensation. Specifically, in 2001 the Committee determined that termination of the 1999 Executive Stock Purchase Incentive Program was in the Company's best interest and the Committee approved provisions related to that termination and made recommendations adopted by the Board which resulted in the payment to Messrs. Kaminski and Marsh of non-performance-based compensation exceeding the overall limits of Section 162(m) and, therefore, limiting the tax deduction for such compensation to the Company.

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

Catherine G. Burke, Chairman
C. Frederick Fetterolf
Larry E. Kittelberger
Paul E. Lego

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2001:

- None of the members of the Management Development and Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

- None of the members of the Management Development and Compensation Committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any of its subsidiaries in which the amount involved exceeded $60,000;

- None of the Company's executive officers served on the compensation committee (or another board committee with similar functions or, if there was no such committee, the entire board of directors) of another entity where one of the entity's executive officers served on the Company's Management Development and Compensation Committee;

- None of the Company's executive officers was a director of another entity where one of that entity's executive officers served on the Company's Management Development and Compensation Committee; and

- None of the Company's executive officers served on the compensation committee (or another board committee with similar functions or, if there was no such committee, the entire board of directors) of another entity where one of that entity's executive officers served as a director on the Company's Board of Directors.

SUMMARY COMPENSATION TABLE

The following table sets forth for years 1999, 2000 and 2001 the annual and long-term compensation paid or accrued for those years by the Company to the CEO and the four most highly compensated executives of the Company who were serving as executive officers on December 31, 2001, other than the CEO (the "named officers").

--------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                                                             LONG-TERM
                                                                                                           COMPENSATION
                                                         ANNUAL COMPENSATION (A)                            AWARDS (C)
                                                                         BONUS (B)
                                                                        SPECIAL TARGET
                                                                          AWARDS AND
                                                                     TERMINATION PAYMENTS                     NUMBER
                                                     INCENTIVE          UNDER THE 1999                       OF SHARES
       NAME AND PRINCIPAL                           COMPENSATION   EXECUTIVE STOCK PURCHASE                 UNDERLYING
            POSITION              YEAR    SALARY        PLAN          INCENTIVE PROGRAM         TOTAL      STOCK OPTIONS
------------------------------------------------------------------------------------------------------------------------
 MARK V. KAMINSKI                 2001   $675,004           $0            $2,010,437          $2,010,437      100,000
                                  --------------------------------------------------------------------------------------
 President and Chief              2000   $650,004           $0                    $0                  $0      100,000
                                  --------------------------------------------------------------------------------------
 Executive Officer                1999   $620,004     $550,000              $411,575            $961,575      100,000
------------------------------------------------------------------------------------------------------------------------
 DONALD L. MARSH JR.              2001   $351,000           $0            $1,725,064          $1,725,064       35,000
                                  --------------------------------------------------------------------------------------
 Executive Vice President,        2000   $340,002           $0                    $0                  $0       35,000
                                  --------------------------------------------------------------------------------------
 Chief Financial Officer          1999   $325,008     $287,625              $364,432            $652,057       35,000
 and Secretary
------------------------------------------------------------------------------------------------------------------------
 JOHN J. WASZ                     2001   $275,004           $0              $444,421            $444,421       35,000
                                  --------------------------------------------------------------------------------------
 Executive Vice President         2000   $192,000      $40,000                    $0             $40,000        5,000
                                  --------------------------------------------------------------------------------------
 and President Alflex (e)         1999   $182,324     $122,783               $90,968            $213,751        5,000
------------------------------------------------------------------------------------------------------------------------
 WILLIAM R. WITHERSPOON           2001   $188,910           $0              $694,061            $694,061        5,000
                                  --------------------------------------------------------------------------------------
 Vice President                   2000   $161,850      $84,971                    $0             $84,971        5,000
                                  --------------------------------------------------------------------------------------
 Aluminum Operations              1999   $154,500     $101,250               $85,034            $186,284        5,000
------------------------------------------------------------------------------------------------------------------------
 GREGORY P. GIVAN                 2001   $160,000           $0              $608,179            $608,179        5,000
                                  --------------------------------------------------------------------------------------
 Vice President                   2000   $150,000      $38,560                    $0             $38,560        5,000
                                  --------------------------------------------------------------------------------------
 and Treasurer                    1999   $140,417      $70,147               $76,198            $146,345        5,000
------------------------------------------------------------------------------------------------------------------------


       NAME AND PRINCIPAL            ALL OTHER
            POSITION              COMPENSATION (D)
--------------------------------  ----------------
 MARK V. KAMINSKI                     $45,818
                                  ----------------
 President and Chief                  $49,631
                                  ----------------
 Executive Officer                    $39,525
--------------------------------------------------
 DONALD L. MARSH JR.                  $31,293
                                  ----------------
 Executive Vice President,            $23,640
                                  ----------------
 Chief Financial Officer              $20,475
 and Secretary
--------------------------------------------------
 JOHN J. WASZ                         $16,560
                                  ----------------
 Executive Vice President             $13,335
                                  ----------------
 and President Alflex (e)              $8,800
--------------------------------------------------
 WILLIAM R. WITHERSPOON               $15,212
                                  ----------------
 Vice President                       $13,208
                                  ----------------
 Aluminum Operations                   $6,897
--------------------------------------------------
 GREGORY P. GIVAN                      $7,135
                                  ----------------
 Vice President                        $5,580
                                  ----------------
 and Treasurer                         $4,212
--------------------------------------------------

                       (See Footnotes on following page)

SUMMARY COMPENSATION TABLE FOOTNOTES

(a) Compensation deferred at the election of the named officer is included in the category and year in which it would have otherwise been reported had it not been deferred.

(b) The amounts reported in this column represent (i) payments made with respect to 1999 and 2000 under the Company's incentive compensation plan, with no payments made in 2001 or 2002 with respect to 2000 and 2001 under the Company's incentive compensation plan; (ii) performance-based Special Target Award (Annual Performance Award) payments made in 2000 with respect to 1999 (no Annual Performance Award paid in 2001 or 2002 with respect to 2000 or 2001) under the 1999 Executive Stock Purchase Incentive Program; (iii) and non-performance-based Service Award payments made in April 2001 under the 1999 Executive Stock Purchase Incentive Program as follows: Mr. Kaminski -- $535,000; Mr.
Marsh -- $473,721; Mr. Wasz -- $124,949; Mr. Witherspoon -- $110,535; and Mr.
Givan -- $103,830; and (iv) termination payments on termination of the 1999 Executive Stock Purchase Incentive Program: Mr. Kaminski -- $1,475,437 (first installment payment made in 2001 with a second installment payment to be made in April 2002 in the amount of $1,461,182, for a total termination payment of $2,936,619); Mr. Marsh -- $1,251,343 (first installment payment made in 2001 with a second installment payment to be made in April 2002 in the amount of $1,239,253, for a total termination payment of $2,490,596); Mr. Wasz -- $319,472 (first installment payment made in 2001 with a second installment payment to be made in April 2002 in the amount of $316,386, for a total termination payment of $635,858); Mr. Witherspoon -- $583,526; and Mr. Givan -- $504,349. The second installment of the termination payment of the 1999 Executive Stock Purchase Incentive Program will be reported in next year's Summary Compensation Table.

(c) No amounts of restricted stock were awarded during 1999, 2000 or 2001. No long-term incentive payments were made during 1999, 2000 and 2001.

(d) Includes matching contributions to the Company's 401(k) Plan for 2001: Mr. Kaminski -- $5,944; Mr. Marsh -- $5,100; Mr. Wasz -- $5,250; Mr.
Witherspoon -- $5,250; and Mr. Givan -- $4,517. Also includes contributions made by the Company to its Deferred Compensation Plan for 2001: Mr. Kaminski -- $37,031; Mr. Marsh -- $23,919; Mr. Wasz -- $9,525; Mr. Witherspoon -- $8,728;
and Mr. Givan -- $1,568. And also includes the value of life insurance premiums paid by the Company for 2001: Mr. Kaminski -- $2,843; Mr. Marsh -- $2,274; Mr. Wasz -- $1,785; Mr. Witherspoon -- $1,234; and Mr. Givan -- $1,050.

(e) Mr. Wasz elected to current position on February 19, 2002; previously Mr. Wasz was Vice President and Alflex Chief Operating Officer.

EXECUTIVE STOCK PURCHASE INCENTIVE PROGRAM

During 1999 stockholders approved the 1999 Executive Stock Purchase Incentive Program (the "Program") pursuant to which executive officers designated by the Board's Management Development and Compensation Committee were awarded rights to purchase shares of Company common stock at market value with funds borrowed from the Company. Each of the loans accrued interest at a rate established with reference to IRS guidelines for loans of such type, with full-recourse to the executive officers, secured by the pledge of the shares purchased. Executives were eligible to earn additional cash bonuses as participants in the Program if corporate performance exceeded pre-established requirements, and those bonuses, if earned, were to be applied toward repayment of the loans.

During 1999, fifteen executives purchased a total of 677,000 shares from the Company under the Program at an average price of $15.53 per share, or an aggregate of $10,511,000, funded with loans from the Company. Interest for the loans was set at 5.96% per annum. The principal amount of each loan was to be paid in four equal annual installments beginning December 31, 2003, together with accrued interest to the payment dates. Executives who purchased shares in the Program were eligible to earn an additional target bonus of up to 133% of the sum of the principal amount of their loans and interest through the installment payment dates. The additional target bonus was comprised of annual and cumulative performance awards and a service award. Annual performance awards of up to 10.1% of the target cash bonus could be earned for each of the four years beginning with 1999 based upon improvement over the prior year of the Company's return on capital employed. The cumulative performance award was to relate to the achievement in 2001 and 2002 of a target return on capital employed and could be a maximum of 34.6% of the target bonus. The service award was set at 25% of the target bonus with approximately 43% of the service award based upon the executive's continued service during 1999 and 2000, approximately 28% of the service award was to be based upon service during 2001 and the remaining 28% of the service award was to be based upon the executive's continued service during 2002, provided that the Company had positive cumulative net income before unusual, non-recurring events during the service period. If there was a change in control of the Company, the executives would be granted the full amount of the target bonuses. Upon certain terminations, the executive could receive a supplemental payment in an amount not more than the target bonus less annual performance, service award, or cumulative bonuses paid to the executive. In February 2001, the Management Development and Compensation Committee amended the Program to provide, among other things, for the payment in 2001 of a portion of the Service Award.

During 2001, the Committee reviewed the effectiveness of the Program. On December 10, 2001, the Committee exercised its authority to terminate the Program for all of the executives remaining in the Program. Concurrently, the Committee recommended and the Board approved acceleration of the remaining loan balances owed by each executive, the forfeiture by each executive of the shares pledged as security for the loans in partial repayment of the loans, and the payment of a Termination Payment (with an amount to cover the tax obligation incurred) to each executive sufficient to retire the remaining loan balance. For Messrs. Kaminski, Marsh and Wasz, the Termination Payment was approved by the Board to be paid in two installments in December 2001 and April 2002. The portion of the Termination Payment paid in 2001 for each executive is reflected in the Summary Compensation Table for each named executive.

STOCK INCENTIVE PLANS

The tables below show, for the named officers, information regarding stock options granted during 2001 pursuant to the Company's Stock Incentive Plans.

                            OPTIONS GRANTED IN 2001

---------------------------------------------------------------------------------------------------------------------
                                                                                                       POTENTIAL
                                                                                                  REALIZABLE VALUE AT
                                             NUMBER OF     % OF TOTAL                               ASSUMED ANNUAL
                                            SECURITIES      OPTIONS                                 RATES OF STOCK
                                            UNDERLYING     GRANTED TO    EXERCISE                 PRICE APPRECIATION
                                              OPTIONS     EMPLOYEES IN   PRICE PER   EXPIRATION   FOR OPTION TERM (B)
NAME                                        GRANTED (A)   FISCAL YEAR      SHARE        DATE         5%        10%
---------------------------------------------------------------------------------------------------------------------
  MARK V. KAMINSKI                            100,000         35.8%       $4.219       1/1/11     $265,331   $672,400
---------------------------------------------------------------------------------------------------------------------
  DONALD L. MARSH JR.                          35,000         12.5%       $4.219       1/1/11      $92,866   $235,340
---------------------------------------------------------------------------------------------------------------------
  JOHN J. WASZ                                 35,000         12.5%       $4.219       1/1/11      $92,866   $235,340
---------------------------------------------------------------------------------------------------------------------
  WILLIAM R. WITHERSPOON                        5,000          1.8%       $4.219       1/1/11      $13,267    $33,620
---------------------------------------------------------------------------------------------------------------------
  GREGORY P. GIVAN                              5,000          1.8%       $4.219       1/1/11      $13,267    $33,620
---------------------------------------------------------------------------------------------------------------------

(a) These options become exercisable three years from the date of grant.

(b) The amounts represent hypothetical realizable values of stock options granted in 2001 at assumed rates of cumulative stock price appreciation over the ten-year life of the options. These assumed rates of appreciation are set by the proxy rules of the SEC and are not intended to forecast appreciation of the price of the Company's common stock. Actual gains, if any, realized upon the exercise of stock options will depend upon the price of the Company's common stock at the date of exercise.

                             YEAR-END OPTION VALUES

-----------------------------------------------------------------------------------------------
                                     NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                    UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                                     OPTIONS AT YEAR-END                   AT YEAR-END
-----------------------------------------------------------------------------------------------
NAME                              EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
-----------------------------------------------------------------------------------------------
  MARK V. KAMINSKI                     140,000/300,000                      $0/$48,100
-----------------------------------------------------------------------------------------------
  DONALD L. MARSH JR.                   30,000/105,000                      $0/$16,835
-----------------------------------------------------------------------------------------------
  JOHN J. WASZ                           18,000/45,000                      $0/$16,835
-----------------------------------------------------------------------------------------------
  WILLIAM R. WITHERSPOON                  5,000/15,000                       $0/$2,405
-----------------------------------------------------------------------------------------------
  GREGORY P. GIVAN                       10,000/15,000                       $0/$2,405
-----------------------------------------------------------------------------------------------

DEFERRED COMPENSATION PLAN

Key employees designated by the Board of Directors, as delegated to the Company's Benefits Committee, may elect to defer a portion of their compensation pursuant to the Company's non-qualified unfunded Deferred Compensation Plan. Deferred amounts are credited or debited with the equivalent of the investment experience of one or more investment vehicles identified pursuant to the plan and selected by the participant and are paid out upon retirement or under specified other circumstances. The Company intends, but is not obligated, to credit the accounts of participants in the plan with amounts (a) designed to make up for limitations contained in the Internal Revenue Code on benefit accruals under the Company's pension plan, and (b) based on the application of the Company's pension plan contribution rate applied to each participant's compensation in excess of that covered by the Company's pension plan. The actual amounts to be paid out will depend upon the amount of the deferral and the credits and debits to the employee's account.

PENSION BENEFITS

The Company maintains the Commonwealth Industries, Inc. Cash Balance Plan (the "Pension Plan"), which provides benefits for eligible employees. Through December 31, 1997, the Pension Plan was structured as a traditional defined benefit plan. Effective January 1, 1998, the present value of accrued benefits under the Pension Plan was converted to a cash balance formula.

Under the cash balance formula, each participant has an account, for recordkeeping purposes only, to which credits are allocated annually based upon a percentage (the "Applicable Percentage") of the participant's base salary plus bonus paid in the prior year ("Pensionable Earnings"). The Applicable Percentage is determined by the age of the participant as of the beginning of the current calendar year. The following table shows the Applicable Percentage used to determine credits at the age indicated.

           AGE                   APPLICABLE PERCENTAGE
-------------------------------------------------------------
      39 and under                        3.5%
-------------------------------------------------------------
        40 to 49                          4.5%
-------------------------------------------------------------
        50 to 54                          6.0%
-------------------------------------------------------------
      55 and older                        8.0%
-------------------------------------------------------------

As of December 31, 2001, the ages of Messrs. Kaminski, Marsh, Wasz, Witherspoon, and Givan were 46, 55, 41, 56, and 49, respectively.

All balances in the accounts earn a fixed annual rate of interest, which is credited quarterly. The interest rate for a particular year is the lesser of the prior year's average of the 3-year U.S. Treasury securities or the rate on the 30-year U.S. Treasury securities on November 1. In 2001 the interest rate was 5.78%.

At retirement or other termination of employment, an amount equal to the vested balance then credited to the account is payable to the participant in the form of an immediate or deferred lump sum or as an annuity.

The table below sets forth the estimated annual benefit payable to each of the named officers as a single life annuity at age 65 under the Pension Plan. The projections contained in the table are based on the following assumptions:

- Employment until age 65 at base salaries in effect at December 31, 2001, with no increase in salary;

- Annual bonuses equal to the average bonus over each of the last five years (1997 through 2001) for which such named officer was employed to the extent the base salary plus annual bonus does not exceed the OBRA 1993 annual compensation limit, as adjusted;

- Interest credits at the actual rates for all years through 2001, and the minimum rate of 5% for 2001 and later years; and

- The conversion to a straight life annuity at normal retirement age based on an interest rate of 5% for years 2002 and beyond, and the 1983 Group Annuity Mortality table, which sets forth generally accepted life expectancies.

        EXECUTIVE OFFICER                  TOTAL ANNUAL BENEFITS
-----------------------------------------------------------------------
  MARK V. KAMINSKI                                $57,143
-----------------------------------------------------------------------
  DONALD L. MARSH JR.                             $24,574
-----------------------------------------------------------------------
  JOHN J. WASZ                                    $66,953
-----------------------------------------------------------------------
  WILLIAM R. WITHERSPOON                          $18,620
-----------------------------------------------------------------------
  GREGORY P. GIVAN                                $30,751
-----------------------------------------------------------------------

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

The Company has entered into Severance Agreements with Messrs. Kaminski, Marsh and Wasz. The purpose of the agreements is to secure the executives' continued service and dedication in the event of an actual or threatened change in control. The agreements provide severance pay and continuation of certain benefits if a change in control occurs and the executive's employment is terminated (a) in anticipation of or during the two-year period following a change in control (i) by the Company without cause or (ii) by the executive for good reason, or (b) by the executive for any reason during a thirty-day window period commencing one year after the change in control.

Generally, a change in control will be deemed to occur in the case of (a) an acquisition by a person or group of 20% or more of the Company's common stock (with certain exceptions); (b) a change in the majority of the Board without the requisite approval of the incumbent Board; (c) a business combination unless Company stockholders receive 60% or more of the voting stock of the surviving company, no person acquires more than 20% of such voting stock, and the Company Board members remain a majority of the continuing Board; or (d) stockholder approval of a liquidation of the Company.

Under the Severance Agreements, severance pay would equal three times the sum of
(a) the executive's base pay, and (b) the greater of the executive's largest bonus during the prior three years or the target bonus for the year of the change in control or year of termination, and, if payment, pursuant to the agreement or otherwise, would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code for severance payments exceeding a certain amount, an additional tax reimbursement payment such that the executive receives a net amount equal to the amount the executive would have received if the excise tax did not apply. The additional tax reimbursement payment could be material. Medical and other insurance benefits would be continued for three years.

Also, upon a change of control as defined in the Company's stock incentive plans, any stock options not then exercisable would become fully exercisable and any shares of restricted common stock not then vested would become fully vested.

           ITEM 2:  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors, upon recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP as independent auditors to audit and report on the Company's financial statements for the 2002 fiscal year.

PricewaterhouseCoopers LLP has no direct or indirect financial interest in the Company or in any of its subsidiaries, nor has it had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. It is expected that representatives of PricewaterhouseCoopers LLP will be present at the meeting to respond to appropriate questions and to make a statement if they desire to do so.

Action by the stockholders is not required by law in the appointment of independent auditors, but the appointment is submitted by the Board of Directors in order to give stockholders the opportunity to ratify the designation of independent auditors. The Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as the Company's independent auditors for fiscal year 2002. This opportunity is provided because the Company believes it is a matter of good corporate practice. If the stockholders do not ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP, but may retain them. Even if the selection is ratified, the Board of Directors and the Audit Committee, in their discretion, may change the appointment at any time during the year if they so determine that such change would be in the best interests of the Company and its stockholders.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION
                               OF THIS PROPOSAL.

                                 OTHER BUSINESS

The Board of Directors knows of no other business to be considered at the meeting. As required by the Company's By-laws, notice of any proposal or to nominate a person for election as a director must have been timely delivered to the Secretary of the Company at its principal executive office.

However, if other matters are properly presented at the meeting, or for any adjournment or postponement of the meeting, and you have properly submitted your proxy, then Messrs. Lego and Kaminski will, with your proxy, vote your shares on those matters according to their judgment.

               STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

Proposals of stockholders to be considered for inclusion in the Company's proxy statement and proxy for the 2003 annual meeting of stockholders, which is expected to be scheduled on or about April 25, 2003, must be received by the Secretary of the Company at its principal executive office, PNC Plaza -- 19th Floor, 500 West Jefferson Street, Louisville, Kentucky 40202-2823, no later than November 22, 2002.

Notice must be received by the Company in advance of a stockholders' meeting to present any proposal to the meeting or to recommend a nomination of a person for election as a director. Under the Company's By-laws, such notice must be delivered to the Secretary of the Company at its principal executive office not less than sixty nor more than ninety days prior to the date of the meeting; provided that if the date of the meeting is first publicly announced or disclosed less than seventy days prior to the date of the meeting, the notice must be given not more than ten days after the date is so announced or disclosed. A stockholder filing a notice of a proposal must include certain information, including the text of the proposal, the reasons therefor, and any interest the stockholder has in the proposal; any notice of nomination must include certain information about the nominee; and all such notices must include the name and address of the submitting stockholder and the number of shares held by the stockholder.

Based upon these requirements and the expected date for the 2003 annual meeting of stockholders, to be considered timely, notice of such proposal must be received by the Company between January 24, 2003 and February 24, 2003. These By-law requirements are separate from and in addition to SEC requirements that a stockholder must fulfill to have a proposal included in the Company's proxy statement and proxy. A copy of the Company's By-laws may be obtained, free of charge, by submitting a written request to:

                   Investor Relations
                   Commonwealth Industries, Inc.
                   PNC Plaza -- 19th Floor
                   500 West Jefferson Street
                   Louisville, Kentucky 40202-2823

By order of the Board of Directors,

/s/ Donald L. Marsh, Jr.

Donald L. Marsh Jr.
Executive Vice President,
Chief Financial Officer and Secretary

March 22, 2002

(CII LOGO)

                                VOTE BY TELEPHONE

Have your proxy card available when you call the TOLL-FREE NUMBER 1-800-542-1160 using a touch-tone telephone. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

                                VOTE BY INTERNET

Have your proxy card available when you access the website
HTTP://WWW.VOTEFAST.COM. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

                                  VOTE BY MAIL

Please mark, sign and date your proxy card and return it in the POSTAGE-PAID ENVELOPE provided or return it to: Stock Transfer Dept (CI) National City Bank, P.O. Box 92301 Cleveland, OH 44193-0900.

   VOTE BY TELEPHONE            VOTE BY INTERNET                VOTE BY MAIL
Call TOLL-FREE using a       Access the WEBSITE and           Return your proxy
   Touch-Tone phone:             Cast your vote:             in the POSTAGE-PAID
    1-800-542-1160           HTTP://WWW.VOTEFAST.COM          envelope provided

                       VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
   YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME
            ON APRIL 25, 2002 TO BE COUNTED IN THE FINAL TABULATION.

  IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

                YOUR CONTROL NUMBER IS:

                      PROXY MUST BE SIGNED AND DATED BELOW.
         - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -

--------------------------------------------------------------------------------

(CII LOGO)  COMMONWEALTH INDUSTRIES, INC.        PROXY / VOTING INSTRUCTION CARD

The undersigned appoints Paul E. Lego and Mark V. Kaminski, and each of them, full power of substitution as Proxy for the undersigned, at the Annual Meeting of Stockholders of Commonwealth Industries, Inc. to be held at Kentucky International Convention Center, Room 100, 221 Fourth Street, Louisville, Kentucky 40202 on Friday, April 26, 2002 at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof, and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may come before this Meeting.

This card also serves as voting instructions to CIGNA Retirement and Investment Services as Trustee of Commonwealth Industries, Inc. 401(k) Plan and Commonwealth Aluminum Lewisport, LLC Hourly 401(k) Plan. The Trustee will vote the shares of common stock of Commonwealth Industries, Inc. allocated to the undersigned's account at the Annual Meeting of Stockholders as directed by the undersigned on the reverse side. If you do not return voting instructions, the Trustee will vote your shares as the Board of Directors recommends.


                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature (if jointly held)

                                             Date:                        , 2002
                                                   -----------------------

                                             Sign exactly as the name appears on
                                             this proxy. Only one signature is
                                             required for a joint account.
                                             Provide title if signing in a
                                             representative capacity.


              SIGN AND RETURN THIS PROXY CARD AS SOON AS POSSIBLE.

                                   (CII LOGO)



                          COMMONWEALTH INDUSTRIES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                              FRIDAY, APRIL 26, 2002
                             10:00 A.M. EASTERN TIME

                    KENTUCKY INTERNATIONAL CONVENTION CENTER
                                    ROOM 100
                                221 FOURTH STREET
                           LOUISVILLE, KENTUCKY 40202



                      VOTE BY TELEPHONE OR INTERNET OR MAIL


Commonwealth Industries, Inc. encourages you to take advantage of two new cost-effective and convenient ways to vote your shares.

You may now vote your proxy twenty-four hours a day, seven days a week, using either a touch-tone phone or through the Internet. Your TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. ON APRIL 25, 2002.

VOTE BY TELEPHONE
     ON A TOUCH-TONE TELEPHONE, DIAL TOLL FREE 1-800-542-1160

VOTE BY INTERNET
     ACCESS THE INTERNET VOTING SITE AT WWW.VOTEFAST.COM

VOTE BY MAIL
     MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE. DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY TELEPHONE OR INTERNET.


         - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -

--------------------------------------------------------------------------------

COMMONWEALTH INDUSTRIES, INC.                    PROXY / VOTING INSTRUCTION CARD

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED IN FAVOR OF THE DIRECTOR NOMINEES IN ITEM 1, FOR APPROVAL OF ITEM 2, AND IN THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

1.   ELECTION OF DIRECTORS
     Director Nominees:     (01) C. Frederick Fetterolf     (02) Mark V. Kaminski     (03) Steven J. Demetriou

          [ ] FOR the listed director nominees              [ ] WITHHOLD AUTHORITY to vote for
                                                                the director nominee(s) named above

     To withhold authority to vote for a nominee, mark WITHHOLD AUTHORITY to vote for the director nominee(s) named above and write the nominee(s) name on the line below:

     ---------------------------------------------------------------------------

2. PROPOSAL TO APPROVE THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2002

             [ ] FOR                 [ ] AGAINST                 [ ] ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING


                  PLEASE MARK EACH VOTE WITH AN X IN THE BOX.